EXHIBIT (h)
           Forms of Consents to Assignment of Participation Agreements

                              Consent to Assignment
                                       of
                             Participation Agreement

Whereas The Alger American Fund ("Fund"), Fred Alger and Company, Incorporated ("Distributor") and Acacia National Life Insurance Company ("Company" or "Acacia National"), entered into a Participation Agreement, dated October 6, 1995; and

Whereas Acacia National has notified the Fund and the Distributor that, pursuant to a resolution of its Board of Directors, Acacia National has entered into an Agreement and Plan of Merger with its sole owner, Acacia Life Insurance Company, such merger to become effective on or after December 31, 2003.

Therefore, the Fund and the Distributor hereby consent to the assignment of all of the rights and obligations of Acacia National as the depositor insurance company under the Participation Agreement to Acacia Life Insurance Company, a District of Columbia corporation having its principal office at 7315 Wisconsin Avenue, Bethesda, Maryland.

The effective date of this Consent to Assignment shall be the same as the effective date of the Agreement and Plan of Merger between Acacia National and Acacia Life.

All other provisions of the Participation Agreement shall remain the same.

In Witness Whereof, the Fund and the Distributor have caused this Consent to Assignment of Participation Agreement to be executed by the following authorized individuals for the purposes expressed herein.

The Alger American Fund

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Fred Alger and Company, Incorporated

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                              Consent to Assignment
                                       of
                            Participation Agreements

Whereas the Calvert Variable Series Trust, Inc. ("Trust"), Calvert Distributors, Inc. ("Distributor") and Acacia National Life Insurance Company ("Company" or "Acacia National"), entered into Participation Agreements, dated November 1, 1995 and January 30, 1996; and

Whereas Acacia National has notified the Trust and the Distributor that, pursuant to a resolution of its Board of Directors, Acacia National has entered into an Agreement and Plan of Merger with its sole owner, Acacia Life Insurance Company, such merger to become effective on or after December 31, 2003.

Therefore, the Trust and the Distributor hereby consent to the assignment of all of the rights and obligations of Acacia National as the depositor insurance company under the Participation Agreements to Acacia Life Insurance Company, a District of Columbia corporation having its principal office at 7315 Wisconsin Avenue, Bethesda, Maryland.

The effective date of this Consent to Assignment shall be the same as the effective date of the Agreement and Plan of Merger between Acacia National and Acacia Life.

All other provisions of the Participation Agreements shall remain the same.

In Witness Whereof, the Trust and the Distributor have caused this Consent to Assignment of Participation Agreements to be executed by the following authorized individuals for the purposes expressed herein.

Calvert Variable Series, Inc.

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Calvert Distributors, Inc.

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                              Consent to Assignment
                                       of
                            Participation Agreements

Whereas Variable Insurance Products Fund and Variable Insurance Products Fund II (together, "Funds"), Fidelity Distributors Corporation ("Distributor") and Acacia National Life Insurance Company ("Company" or "Acacia National"), entered into Participation Agreements dated March 31, 2000; and

Whereas Acacia National has notified the Funds and the Distributor that, pursuant to a resolution of its Board of Directors, Acacia National has entered into an Agreement and Plan of Merger with its sole owner, Acacia Life Insurance Company, such merger to become effective on or after December 31, 2003.

Therefore, the Funds and the Distributor hereby consent to the assignment of all of the rights and obligations of Acacia National as the depositor insurance company and Acacia Life Insurance Company agrees to be bound by the terms and conditions under the Participation Agreement to Acacia Life Insurance Company, a District of Columbia corporation having its principal office at 7315 Wisconsin Avenue, Bethesda, Maryland.

The effective date of this Consent to Assignment shall be the same as the effective date of the Agreement and Plan of Merger between Acacia National and Acacia Life.

All other provisions of the Participation Agreement shall remain the same.

In Witness Whereof, the Funds and the Distributor have caused this Consent to Assignment of Participation Agreement to be executed by the following authorized individuals for the purposes expressed herein.

VARIABLE INSURANCE PRODUCTS FUND
VARIABLE INSURANCE PRODUCTS FUND II

By:
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Maria Dwyer
Treasurer

Date: _______________________________

ACACIA LIFE INSURANCE COMPANY

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Robert C. Barth

Senior Vice President, Controller, and Chief Accounting Officer
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FIDELITY DISTRIBUTORS CORPORATION

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Don Holborn
Executive Vice President

Date: _______________________________


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                              Consent to Assignment
                                       of
                             Participation Agreement

Whereas Neuberger Berman Advisers Management Trust ("Trust"), Neuberger Berman Management Inc. ("Distributor") and Acacia National Life Insurance Company ("Company" or "Acacia National"), entered into a Participation Agreement, dated November 1, 1995; and

Whereas Acacia National has notified the Trust and the Distributor that, pursuant to a resolution of its Board of Directors, Acacia National has entered into an Agreement and Plan of Merger with its sole owner, Acacia Life Insurance Company, such merger to become effective on or after December 31, 2003.

Therefore, the Trust and the Distributor hereby consent to the assignment of all of the rights and obligations of Acacia National as the depositor insurance company under the Participation Agreement to Acacia Life Insurance Company, a District of Columbia corporation having its principal office at 7315 Wisconsin Avenue, Bethesda, Maryland.

The effective date of this Consent to Assignment shall be the same as the effective date of the Agreement and Plan of Merger between Acacia National and Acacia Life.

All other provisions of the Participation Agreement shall remain the same.

In Witness Whereof, the Trust and the Distributor have caused this Consent to Assignment of Participation Agreement to be executed by the following authorized individuals for the purposes expressed herein.

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST

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NEUBERGER BERMAN MANAGEMENT INC.

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                              Consent to Assignment
                                       of
                             Participation Agreement

Whereas Oppenheimer Variable Account Funds ("Fund"), OppenheimerFunds, Inc. ("Adviser") and Acacia National Life Insurance Company ("Company" or "Acacia National"), entered into a Participation Agreement, dated March 26, 1997; and

Whereas Acacia National has notified the Fund and the Adviser that, pursuant to a resolution of its Board of Directors, Acacia National has entered into an Agreement and Plan of Merger with its sole owner, Acacia Life Insurance Company, such merger to become effective on or after December 31, 2003.

Therefore, the Fund and the Adviser hereby consent to the assignment of all of the rights and obligations of Acacia National as the depositor insurance company under the Participation Agreement to Acacia Life Insurance Company, a District of Columbia corporation having its principal office at 7315 Wisconsin Avenue, Bethesda, Maryland.

The effective date of this Consent to Assignment shall be the same as the effective date of the Agreement and Plan of Merger between Acacia National and Acacia Life.

All other provisions of the Participation Agreement shall remain the same.

In Witness Whereof, the Fund and the Adviser have caused this Consent to Assignment of Participation Agreement to be executed by the following authorized individuals for the purposes expressed herein.

OPPENHEIMER VARIABLE ACCOUNT FUNDS

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OPPENHEIMERFUNDS, INC.

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                              Consent to Assignment
                                       of
                             Participation Agreement

Whereas Scudder Investment VIT Funds (formerly Deutsche Asset Management VIT Funds) ("Fund"), Deutsche Asset Management, Inc. ("Adviser") and Acacia National Life Insurance Company ("Company" or "Acacia National"), entered into a Participation Agreement, dated May 1, 2000; and

Whereas Acacia National has notified the Fund and the Adviser that, pursuant to a resolution of its Board of Directors, Acacia National has entered into an Agreement and Plan of Merger with its sole owner, Acacia Life Insurance Company, such merger to become effective on or after December 31, 2003.

Therefore, the Fund and the Adviser hereby consent to the assignment of all of the rights and obligations of Acacia National as the depositor insurance company under the Participation Agreement to Acacia Life Insurance Company, a District of Columbia corporation having its principal office at 7315 Wisconsin Avenue, Bethesda, Maryland.

The effective date of this Consent to Assignment shall be the same as the effective date of the Agreement and Plan of Merger between Acacia National and Acacia Life.

All other provisions of the Participation Agreement shall remain the same.

In Witness Whereof, the Fund and the Adviser have caused this Consent to Assignment of Participation Agreement to be executed by the following authorized individuals for the purposes expressed herein.

SCUDDER INVESTMENT VIT FUNDS

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DEUTSCHE ASSET MANAGEMENT, INC.

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                              Consent to Assignment
                                       of
                             Participation Agreement

Whereas Franklin Templeton Variable Insurance Products Trust ("Trust"), Franklin Templeton Distributors, Inc. ("Underwriter") and Acacia National Life Insurance Company ("Company" or "Acacia National"), entered into a Participation Agreement, dated November 1, 1995; and

Whereas Acacia National has notified the Trust and the Underwriter that, pursuant to a resolution of its Board of Directors, Acacia National has entered into an Agreement and Plan of Merger with its sole owner, Acacia Life Insurance Company, such merger to become effective on or after December 31, 2003.

Therefore, the Trust and the Underwriter hereby consent to the assignment of all of the rights and obligations of Acacia National as the depositor insurance company under the Participation Agreement to Acacia Life Insurance Company, a District of Columbia corporation having its principal office at 7315 Wisconsin Avenue, Bethesda, Maryland.

The effective date of this Consent to Assignment shall be the same as the effective date of the Agreement and Plan of Merger between Acacia National and Acacia Life.

All other provisions of the Participation Agreement shall remain the same.

In Witness Whereof, the Trust and the Underwriter have caused this Consent to Assignment of Participation Agreement to be executed by the following authorized individuals for the purposes expressed herein.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

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FRANKLIN TEMPLETON DISTRIBUTORS, INC.

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                              Consent to Assignment
                                       of
                          fund Participation Agreement

Whereas Van Eck Worldwide Insurance Trust ("Trust"), Van Eck Associates Corp. ("Adviser") and Acacia National Life Insurance Company ("Company" or "Acacia National"), entered into a Fund Participation Agreement, dated November 30, 1995; and

Whereas Acacia National has notified the Trust and the Adviser that, pursuant to a resolution of its Board of Directors, Acacia National has entered into an Agreement and Plan of Merger with its sole owner, Acacia Life Insurance Company, such merger to become effective on or after December 31, 2003.

Therefore, the Trust and the Adviser hereby consent to the assignment of all of the rights and obligations of Acacia National as the depositor insurance company under the Fund Participation Agreement to Acacia Life Insurance Company, a District of Columbia corporation having its principal office at 7315 Wisconsin Avenue, Bethesda, Maryland.

The effective date of this Consent to Assignment shall be the same as the effective date of the Agreement and Plan of Merger between Acacia National and Acacia Life.

All other provisions of the Fund Participation Agreement shall remain the same.

In Witness Whereof, the Trust and the Adviser have caused this Consent to Assignment of Participation Agreement to be executed by the following authorized individuals for the purposes expressed herein.

VAN ECK WORLDWIDE INSURANCE TRUST

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VAN ECK ASSOCIATES CORP.

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